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                                                                    EXHIBIT 4.01

                          SHELF REGISTRATION AGREEMENT

        This Shelf Registration Agreement (this "AGREEMENT") is made and entered into as of May 26, 1999, and shall become effective on the date on which the Merger referred to below is consummated (the "EFFECTIVE DATE"), by and among Concur Technologies, Inc., a Delaware corporation ("CONCUR"), and those persons
(a) who are stockholders of Seeker Software, Inc., a Delaware corporation (the "COMPANY"), immediately prior to the Effective Time of the Merger (as defined below) (each an "ELIGIBLE STOCKHOLDER") and (b) who become signatories to this agreement (each Eligible Stockholder who becomes a signatory is referred to herein as a "STOCKHOLDER").


                                 R E C I T A L S

        A. The Company, Concur and ConStar Acquisition Corp., a Delaware corporation that is a wholly-owned subsidiary of Concur ("SUB"), have entered into an Agreement and Plan of Reorganization dated as of the date hereof (the "PLAN"). Pursuant to the Plan, Sub is to be merged with and into the Company in a statutory merger (the "MERGER"), with the Company to be the surviving corporation of the Merger and thus to become a wholly-owned subsidiary of Concur. The time at which the Merger becomes effective is referred to herein and in the Plan as the "EFFECTIVE TIME." The date on which the Merger becomes effective shall be the Effective Date of this Agreement. CAPITALIZED TERMS USED IN THIS AGREEMENT AND NOT OTHERWISE DEFINED HEREIN HAVE THE SAME MEANINGS THAT THOSE TERMS HAVE IN THE PLAN.

        B. Concur agrees, pursuant to the Plan, that all the Eligible Stockholders will have certain shelf registration rights with respect to the shares of Concur Common Stock that are issued to them upon the conversion of their shares of Company Common Stock in the Merger pursuant to Section 2.1 of the Plan, subject to the terms and conditions of this Agreement and provided that such Eligible Stockholders sign this Agreement (before or after the Effective Date), thereby becoming Stockholders that are parties to and bound by the terms of this Agreement.

        C. Exhibit A hereto lists (i) the persons who are Eligible Stockholders and (ii) the number of shares of Concur Common Stock which each Eligible Stockholder will receive upon conversion of the shares of Company Common Stock, Company Preferred Stock and Company Warrants into shares of Concur Common Stock pursuant to Section 2.1 of the Plan. Exhibit A will also reflect which Eligible Stockholders enter into this Agreement and thereby become Stockholders. (Prior to the Effective Time, Exhibit A will reflect the foregoing information on a currently-anticipated basis; the exhibit will be updated by Concur to reflect any changes as of the Effective Time and thereafter to reflect the signing of this Agreement by any additional Eligible Stockholders.)

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:


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1.      REGISTRATION RIGHTS

        1.1 CERTAIN DEFINITIONS. For purposes of this Agreement:

               (a) "1933 ACT" means the Securities Act of 1933, as amended, or any successor law.

               (b) "1934 ACT" means the Securities Exchange Act of 1934, as amended, or any successor law.

               (c) "REGISTRATION STATEMENT" means a registration statement filed with the SEC covering the resale of the Registrable Securities as provided in this Agreement; the Registration Statement will initially be filed on Form S-1 (or such other form as may be available to register such shares as provided herein) and may, at Concur's election, be replaced with a Registration Statement on Form S-3 if such form becomes available to be used by Concur as provided herein. The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to the registration effected upon the effectiveness of the Registration Statement under the 1933 Act.

               (d) "REGISTRABLE SECURITIES" means: (i) the shares of Concur Common Stock that are issued to the Stockholders in the Merger pursuant to
Section 2.1. of the Plan upon the conversion of the outstanding shares of Company Common Stock, Company Preferred Stock or Company Warrants that are owned and held by the Stockholders immediately prior to the Effective Time; and (ii) any shares of Concur Common Stock or any other security that may be issued as a dividend or other distribution (including shares of Concur Common Stock issued in a subdivision and split of Concur's outstanding Common Stock) with respect to, or in exchange for or in replacement of, shares of Concur Common Stock described in clause (i) of this Section 1.1(d) or in this clause (ii); excluding in all cases, however, any such shares that are: (w) sold under any registration under the 1933 Act other than pursuant to the Registration Statement; (x) sold by a person in a transaction in which rights under this Agreement are not assigned in accordance with the terms of this Agreement; (y) sold pursuant to the Registration Statement; or (z) sold pursuant to Rule 144 promulgated under the 1933 Act. Except as provided in clause (ii) of the first sentence of this
Section 1.1(d), without limitation, the term "Registrable Securities" does not include: (i) any shares of Concur Common Stock that were not issued in the Merger; or (ii) any shares of Concur Common Stock that are issued or issuable upon the exercise of any Concur Options that are issued pursuant to Section 2.2 of the Plan upon the conversion of outstanding Company Options in the Merger.

               (e) "HOLDER" means the Stockholder who is the original holder of any Registrable Securities or any assignee of record of any Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with the provisions of this Agreement.

               (f) "SEC" or "COMMISSION" means the. Securities and Exchange Commission.


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               (g) "FORM S-1" or "FORM S-3" means a Form S-1 or Form S-3
registration statement under the 1933 Act, as applicable, or any successor registration statement form under the 1933 Act subsequently adopted by the SEC which permits registration as provided herein.

               (h) "RULE 415" means Rule 415 under the 1933 Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

        1.2. SHELF REGISTRATION.

               (a) Filing and Registration Period. As promptly as reasonably practicable following the Effective Time of the Merger, Concur shall prepare and file with the SEC the Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the then outstanding Registrable Securities (the "SHELF REGISTRATION"). Concur shall provide the Holders with a reasonable opportunity to review and approve the "selling stockholders" and "plan of distributions" sections of the prospectus in the Registration Statement. Concur shall use its best efforts to have such Shelf Registration declared effective on or before July 26, 1999, or as soon thereafter as practicable, and to keep the Shelf Registration continuously effective under the 1933 Act for a continuous period of time commencing on the date the Shelf Registration is declared effective under the 1933 Act by the SEC (the "DATE OF EFFECTIVENESS") and ending on the first anniversary of the Effective Time of the Merger, except as provided otherwise herein (the period during which the Registration is to remain effective is referred to herein as the "REGISTRATION Period"). Concur shall have no duty or obligation to keep the Shelf Registration effective after the expiration of the Registration Period.

               (b) Supplements and Amendments. Subject to the provisions of
Section 1.2(h), Concur shall supplement and amend the Shelf Registration if, as and when required by the 1933 Act, the rules and regulations promulgated thereunder or the rules, regulations or instructions applicable to the registration form used by Concur for such Shelf Registration.

               (c) Timing and Manner of Sales. Any sale of Registrable Securities pursuant to a registration hereunder may be made (i) only during a "Permitted Window" (as defined in Section 1.2(h) below) and (ii) only in accordance with a method of distribution described in the Registration Statement and specified by the Holders in their Notice of Resale (as defined below). A Holder may also sell Registrable Securities in a bona fide private offering if the offer and sale are exempt under the 1933 Act and applicable state securities laws, provided that such Holder will, at Concur's request, furnish Concur a written opinion of counsel, reasonably satisfactory to counsel to Concur, to the effect that such offer and sale are so exempt.

               (d) Pooling Restrictions. Notwithstanding anything herein to the contrary, no Stockholder (or such Stockholder's assigns) will sell any Registrable Securities (whether pursuant to a registration or otherwise), and no Permitted Window will commence, until after Concur has publicly released a report including financial statements of Concur that include at least thirty days of post-Merger combined operating results of Concur and the Company.


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               (e) Trading Limits.

                      (i) All sales of Registrable Securities by any Holder under the Shelf Registration in excess of 1,000 Registrable Securities in any calendar week will be made by such Holder through BancBoston Robertson Stephens Inc., Hambrecht & Quist LLC or U.S. Bancorp Piper Jaffray Inc. or any broker (if other than any of the foregoing) that is one of the three largest market makers in Concur Common Stock (in volume of market making transactions) during the 90 days immediately preceding such calendar week.

                      (ii) No Registrable Securities will be sold by any Holder under the Shelf Registration in excess of the following:

                           (A) During the 90 day period commencing with the Date
of Effectiveness (the "INITIAL PERIOD"), each Holder will not sell any Registrable Securities in excess of 15% of the total number of Registrable Securities that such Holder held on the Date of Effectiveness and included in the Shelf Registration (such total number is referred to as the Holder's "ORIGINAL NUMBER"); provided, however, that during the Initial Period any Holder (an "ASSIGNOR") may assign (by written assignment) to any other Holders (each an "ASSIGNEE") all or any portion of the right that the Assignor would otherwise have had under this subpart (A) of Section 1.2(e)(ii) to sell shares of Registrable Securities during the Initial Period, thereby permitting the Assignee to sell during the Initial Period under this subpart (A) an additional number of Registrable Securities held by the Assignee equal to the number of Registrable Securities as the Assignor which assigned such right; Assignor and Assignee will be responsible for giving notice of such assignment (and a copy thereof) to Concur in advance of any sale of Registrable Securities pursuant thereto; such assignment will not be effective, and no sale of Registrable Securities will be made pursuant thereto, until Concur has received such notice (and a copy of such assignment).

                           (B) During the 90 day period immediately following
the Initial Period (the "SECOND PERIOD"), each Holder may sell additional Registrable Securities under the Shelf Registration up to a maximum of (1) 15% of the Holder's Original Number plus (2) any Registrable Securities which such Holder was permitted to sell, but did not sell or assign the right to sell, during the Initial Period.

                           (C) During the 90 day period immediately following
the Second Period (the "THIRD PERIOD"), each Holder may sell additional Registrable Securities under the Shelf Registration up to a maximum of (1) 10% of the Holder's Original Number plus (2) any Registrable Securities which such Holder was permitted to sell, but did not sell, during the Second Period (including all unsold shares carried over from the Initial Period).

                           (D) During any period remaining after the Third
Period and until the termination of the Registration Period (the "FOURTH PERIOD"), each Holder may sell additional Registrable Securities under the Shelf Registration up to a maximum of (1) 10% of the Holder's Original Number plus (2) any Registrable Securities which such Holder was permitted to sell, but did not sell during the Third Period (including all unsold shares carried over from pervious periods).


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                      (iii) If during the Registration Period a Holder sells,
pursuant to any demand or piggyback registration rights such Holder may have under the Third Amended and Restated Rights Agreement among Concur and certain of its stockholders (as such agreement may be amended from time to time), any shares of Common Stock of Concur in an underwritten public offering registered at Concur's expense under the 1933 Act in which the Holder participates pro rata on the same basis as the other participating holders of registration rights under such agreement, then (A) the number of Registrable Securities that such Holder will have the right to sell under the Shelf Registration will be reduced by the number of shares that the Holder sells in such underwritten public offering and (B) this reduction in Registrable Securities that may be sold under the Shelf Registration will be allocated over the period under Section 1.2(e)(ii) in which the sale occurs and over any remaining periods under Section 1.2(e)(ii) in proportion to the respective amounts that the Holder could otherwise have then sold during such periods. ( For example, if the Holder sold 70,000 shares in such underwritten public offering during the Second Period and if the Holder would otherwise have been permitted under Section 1.2(e)(ii) to sell 150,000 Registrable Securities during that period, 100,000 Registrable Securities during the Third Period and 100,000 Registrable Securities during the Fourth Period, the Registrable Securities that the Holder could then sell under the Shelf Registration during the remainder of the Second Period and during the Third Period and Fourth Period would be reduced by 30,000, 20,000 and 20,000, respectively).

               (f) No Underwritings. No sale of Registrable Securities under any registration statement pursuant to this Agreement may be effected pursuant to any underwritten offering without Concur's prior written consent, which may be withheld in its sole and absolute discretion.

               (g) Notice of Resale. Before a Holder may make any sale, transfer or other disposition of any Registrable Securities during the Registration Period, such Holder must first give written notice to Concur (a "NOTICE OF RESALE") of such Holder's present intention to sell, transfer or otherwise dispose of some or all of such Holder's Registrable Securities, and the number of Registrable Securities such Holder proposes to sell, transfer or otherwise dispose of. In addition, a Notice of Resale shall contain the information required to be included therein under Section 1.2(c) and shall provide the Holder's facsimile number.

               (h) Permitted Window; Sale Procedures.

                      (i) A "PERMITTED WINDOW" is a period of 20 consecutive calendar days commencing upon Concur's written notification to the Stockholders (as required in Section 1.2(h)(iii) below) in response to a Notice of Resale that the prospectus relating to the Registration Statement is available to be used for resales of Registrable Securities pursuant to the Shelf Registration, except that, if Concur fails to give the Two-Day Notice or the Five-Day Notice (as defined below) within the time periods required in Section 1.2(h)(ii), then the Permitted Window will commence on the first business day immediately following the date by which Concur was required in that section to give such Two-Day Notice or Five-Day Notice, as applicable.


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                      (ii) Upon receipt of each Notice of Resale, Concur will
give written notice (the "TWO-DAY NOTICE") to the Holder or Holders who gave such Notice of Resale (such Two-Day Notice shall be sent by facsimile if the Holder has provided a facsimile number to Concur) as soon as practicable, but in no event more than two business days after Concur's receipt of such Notice of Resale, either: (A) that the prospectus relating to the Registration Statement is current and that the Permitted Window will commence on the business day immediately following the date of such Two-Day Notice; or (B) that Concur considers it necessary or appropriate under the 1933 Act and the regulations thereunder to supplement the prospectus (or in the case of a replacement Registration Statement filed on Form S-3, to make an appropriate filing under the 1934 Act) so as to cause the prospectus to become current, in which event Concur will, within five business days after the Two-Day Notice was given, file such supplement (or 1934 Act filing) and give written notice to the Holder or Holders that the prospectus relating to the Registration Statement is current (the "FIVE-DAY NOTICE") (such Five-Day Notice shall be sent by facsimile if the Holder has provided a facsimile number to Concur); or (C) that Concur considers it necessary or appropriate under the 1933 Act and the regulations thereunder to amend the Registration Statement in order to cause the prospectus to be current. In the event that Concur determines that an amendment to the Registration Statement is necessary as provided above, it will file such amendment within 15 days and will use its best efforts to cause the amendment to become effective as soon as practicable; whereupon Concur will notify the Stockholders that the Permitted Window will then commence.

                      (iii) Concur shall not be obligated to keep the registration statement for the Shelf Registration current during any period other than a Permitted Window. The provisions of this Section 1.2(h) are subject. The Holders may elect to withdraw a request for registration pursuant to a Notice of Resale; provided, however, that if Concur has commenced preparation of any supplement or amendment to the registration statement or any part thereof in response to such Notice of Resale prior to receiving written notice from the Holders' of the withdrawal of their request for registration, then the Holders will promptly reimburse Concur for its actual costs and expenses incurred in preparing such supplement or amendment.

        1.3 LIMITATIONS. Notwithstanding the provisions of Section 1.2 above, if Concur shall furnish to the Holders a certificate signed by the President or Chief Financial Officer of Concur stating that, in the good faith judgment of the Board of Directors of Concur, the existence of a material development or potential material development involving Concur which Concur would be obligated to disclose in the prospectus contained in the Shelf Registration, which disclosure would, in the good faith judgment of the Board of Directors of Concur, be premature and would have a material adverse affect upon Concur and its stockholders, then Concur will have the right to interrupt or defer a Permitted Window until such disclosure would no longer have such effect (but in no event for longer than 45 days after receipt of a Notice of Resale from the Holder or Holders pursuant to this Section 1.2); provided, however, that (a) the aggregate of all periods of interruptions or postponements by Concur under this
Section 1.3 or under Section 1.6(c) will not exceed 60 days, (b) the Registration Period will be extended by a period of time equal to the aggregate of all such periods of postponement or interruption by Concur, and (c) the applicable period under Section 1.2(e)(ii) in which any such postponement or interruption


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
occurs (the Initial Period, the Second Period, the Third Period or the Fourth Period) will also be extended by a period of time equal to the period of that postponement or interruption.

        1.4 SHARES OTHERWISE ELIGIBLE FOR RESALE. Concur shall not be obligated to effect or continue to keep effective any such registration of Registrable Securities held by any particular Holder after expiration or termination of the Registration Period.

        1.5 EXPENSES. Concur shall pay all expenses incurred in connection with the Shelf Registration (excluding brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers', legal and accounting fees.

        1.6 OBLIGATIONS OF CONCUR. Subject to Sections 1.2, 1.3 and 1.4 above, when required to effect the registration of any Registrable Securities under the terms of this Agreement, Concur will, as expeditiously as reasonably possible:

               (a) furnish to the Holders (i) such number of copies of a prospectus (including a preliminary prospectus and including amendments or supplements to the prospectus) that complies with the requirements of the 1933 Act and (ii) such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them;

               (b) Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

               (c) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested by the Holders, provided that Concur will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdiction unless Concur is already so qualified or subject to service of process, respectively, in such jurisdiction;

               (d) if at any time during the Registration Period the Chief Executive Officer or Chief Financial Officer knows of the happening of an event that is required to be disclosed in the prospectus before it is delivered under the 1933 Act in connection with the sale of Registrable Securities in accordance with this Agreement, Concur will promptly notify the Holders who are entitled hereunder to sell their Registrable Securities during such Permitted Window that the prospectus may not be used for such sales until it is supplemented or amended, and Concur shall forthwith supplement or amend the prospectus as provided in (and subject to the requirements of) Sections 1.2(h)(ii) and (iii) or interrupt the Permitted Window as provided in (and subject to the requirements of) Section 1.3(a); and

               (e) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable


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Securities and cause the Registrable Securities to be listed on the Nasdaq
National Market upon notice of issuance, in each case not later than the Date of Effectiveness.

        1.7 FURNISH INFORMATION; DELIVERY OF PROSPECTUS. It shall be a condition precedent to the obligations of Concur to take any action pursuant to this Agreement that the selling Holders will furnish to Concur such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such Registrable Securities as shall be required to timely effect the registration of their Registrable Securities. Each selling Holder will make timely delivery of the prospectus relating to the Registration Statement as required under the 1933 Act for sales under the Registration Statement.

        1.8 DELAY OF REGISTRATION. No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

        1.9 INDEMNIFICATION.

               (a) By Concur. To the extent permitted by law, Concur will indemnify, defend and hold harmless each Holder against any losses, claims, damages, or liabilities (joint or several) to which such Holder may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                      (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed by Concur pursuant to this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                      (ii) the omission or alleged omission to state in such registration statement, preliminary prospectus or final prospectus or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                      (iii) any violation or alleged violation by Concur of the 1933 Act, the 1934 Act, any U.S. federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any U.S. federal or state securities law in connection with the offering covered by such registration statement;

and Concur will reimburse such Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending against any such loss, claim, damage, liability or action, as incurred; provided however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Concur (which consent shall not be unreasonably withheld), nor shall Concur be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a


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
Violation which occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration.

               (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless Concur, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Concur within the meaning of the 1933 Act, any underwriter and any other Holder selling securities under such registration statement, against any losses, claims, damages or liabilities (joint or several) to which Concur or any such director, officer, controlling person, underwriter or other such Holder may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse Concur or any such director, officer, controlling person, underwriter or other Holder for any legal or other expenses reasonably incurred by Concur or any such director, officer, controlling person, underwriter or other Holder in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld; and provided further that the total amounts payable in indemnity by a Holder under this subsection 1.9(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c) Notice. Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification or contribution in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and, if the indemnifying party is Concur, Concur shall have the right and obligation to control the defense of such action; provided, however, that: (i) the indemnified party or parties shall have the right to participate at their own expense in the defense thereof, and, to the extent agreed in writing with the indemnifying party and any other indemnifying party similarly noticed, to assume the defense thereof, with counsel mutually satisfactory to the parties (except that Concur will have the right to assume such defense if it, or any of its officers, directors, or controlling persons, is indemnified by the selling Holders); and (iii) an indemnified party shall have the right to retain its own counsel, with the fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure of an indemnified party to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve the


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
indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

               (d) Contribution. In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either
(i) any Holder exercising rights under this Agreement makes a claim for indemnification pursuant to this Section 1.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.9 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such selling Holder in circumstances for which indemnification is provided under this Section 1.9; then, and in each such case, Concur and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold by such Holder under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and Concur and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (e) Survival. The obligations of Concur and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in the Registration Statement.

        1.10 DURATION AND TERMINATION OF CONCUR'S OBLIGATIONS. Concur will have no obligations pursuant to Section 1.2 of this Agreement with respect to any Notice of Resale or other request or requests for registration (or inclusion in a registration) made by any Holder or to maintain or continue to keep effective any registration or registration statement pursuant hereto: (a) after the expiration or termination of the Registration Period, (b) if all Registrable Securities have been registered and sold pursuant to registrations effected pursuant to this Agreement and/or have been transferred in transactions in which registration rights hereunder have not been assigned in accordance with this Agreement or (c) if Concur is acquired and (i) its Common Stock ceases to be publicly traded and (ii) in such acquisition of Concur the Holders receive, in exchange for the Registrable Securities then held by them, cash and/or securities that are registered under the 1933 Act or that may be traded without restriction on transfer imposed by the 1933 Act (other than the restrictions on transfer under paragraphs (c), (e), (f) and (g) of Rule 144 promulgated under the 1933 Act).


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
2.      ASSIGNMENT

        Except for any assignment permitted in subpart (A) of Section 1.2(e)(ii), the rights of a Holder under this Agreement may be assigned only with Concur's express prior written consent, which consent shall not be unreasonably withheld; provided, however, that the rights of a Holder under this Agreement may be assigned without Concur's express prior written consent: (a) to a Permitted Assignee (as defined below); or (b) (if applicable) by will or by the laws of intestacy, descent or distribution, provided that the assignee agrees in writing to be bound by all the obligations of the Holders under this Agreement. Any attempt to assign any rights of a Holder under this Agreement without Concur's express prior written consent in a situation in which such consent is required by this Section shall be null and void and without effect. Subject to the foregoing restrictions, all rights, covenants and agreements in this Agreement by or on behalf of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto. Each of the following parties are "PERMITTED ASSIGNEES" for purposes of this Section: (a) a trust whose beneficiaries consist solely of a Holder and such Holder's immediate family; and (b) the personal representative, custodian or conservator of a Holder, in the case of the death, bankruptcy or adjudication of incompetency of that Holder.

3.      GENERAL PROVISIONS

        3.1 NOTICES. Unless otherwise provided, all notices, instructions and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith must be in writing and shall be deemed delivered (i) when personally served or when delivered by telex or facsimile (to the telex or facsimile number of the person to whom the notice is given), (ii) the first business day following the date of deposit with an overnight courier service or (iii) on the earlier of actual receipt or the third business day following the date on which the notice is deposited in the United States mail, first class certified, postage prepaid, addressed as follows: (a) if to Concur, at 6222 Ave. NE, Redmond, Washington 98052, Attention: Sterling R. Wilson, Chief Financial Officer, Telecopier: (425) 497-6988; and (b) if to a Stockholder, at such Stockholder's respective address as set forth on Exhibit A hereto. Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder.

        3.2 ENTIRE AGREEMENT. This Agreement and the provisions of Section 2 of the Plan constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

        3.3 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Concur and Holders of a majority of all Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section
3.3 shall be binding upon each Holder, each permitted successor or assignee of such Holder and Concur.

        3.4 GOVERNING LAW. This Agreement will be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, excluding that body of law relating to conflict of laws and choice of law.

        3.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) will be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and will be enforceable in accordance with its terms.

        3.6 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

        3.7 CAPTIONS. The headings and captions to sections of this Agreement have been inserted for identification and reference purposes only and will not be used to construe or interpret this Agreement.

        3.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        3.9 EFFECTIVENESS OF AGREEMENT. Regardless of when signed, this Agreement will not become effective or binding unless and until the Effective Time of the Merger.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.


CONCUR TECHNOLOGIES, INC.

By: /s/ Sterling R. Wilson
    --------------------------
Title: CFO and Executive Vice President of Operations
       ----------------------------------------------


                [SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Advanced Technology Ventures
                     ------------------------------
Signature: /s/ Steven Boloff
           ------------------------------
Address:   485 Ramona Street
           ------------------------------
           Palo Alto, CA  94301
           ------------------------------

           ------------------------------
Fax No.:   650-321-0934
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Janet Alvies
                     --------------------
Signature: /s/ Janet L. Alvies
           ------------------------------
Address:   2504 Pinecrest Ct.
           ------------------------------
           Antioch, CA  94509
           ------------------------------

           ------------------------------
Fax No.:   (925) 779-0958
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.


Name of Stockholder: Nan Ayers
                     --------------------
Signature: /s/ Nan Ayers
           ------------------------------
Address:   2337 9th St.
           ------------------------------
           Berkeley, CA  94710
           ------------------------------

           ------------------------------
Fax No.:   none
           ------------------------------


                 [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Baharak Bavand
                     --------------------
Signature: /s/ Baharak Bavand
           ------------------------------
Address:   18 Bret Harte Rd.
           ------------------------------
           San Rafael, CA  94901
           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Blankmeyer Family Trust U/D/T dated February 18, 1993
                     -----------------------------------------------------
Signature: /s/ Jon T. Blankmeyer, Trustee
           ------------------------------
Address:   235 Oyster Pond Rd.
           ------------------------------
           Alameda, CA  94502
           ------------------------------

           ------------------------------
Fax No.:   510-523-6798
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Jon T. Blankmeyer
                     --------------------
Signature: /s/ Jon T. Blankmeyer
           ------------------------------
Address:   235 Oyster Pond Rd.
           ------------------------------
           Alameda, CA  94502
           ------------------------------

           ------------------------------
Fax No.:   510-523-6798


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Inga Blankmeyer
                     --------------------
Signature: /s/ Inga Blankmeyer by JTB
           ------------------------------
Address:   235 Oyster Pond Rd.
           ------------------------------
           Alameda, CA  94502
           ------------------------------

           ------------------------------
Fax No.:   510-523-6798
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Olivia Blankmeyer
                     --------------------
Signature: /s/ Olivia Blankmeyer by JTB
           ------------------------------
Address:   235 Oyster Pond Rd.
           ------------------------------
           Alameda, CA  94502
           ------------------------------

           ------------------------------
Fax No.:   510-523-6798
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: William A. Champion, Jr.
                     ------------------------

Signature: /s/ William A. Champion, Jr.
           ------------------------------
Address:   2112 Summer Hollow Ln.
           ------------------------------
           Edmond, OK  73013
           ------------------------------
           hm) 405/348-7677
           ------------------------------

           ------------------------------
Fax No.:   405/348-2922
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Philippe Chouraki
                     --------------------
Signature: /s/ Philippe Chouraki
           ------------------------------
Address:   2975 Clay Street
           ------------------------------
           San Francisco, CA  94115
           ------------------------------

           ------------------------------
Fax No.:   (415) 923-9718
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: John Cuellar
                     --------------------
Signature: /s/ John Cuellar
           ------------------------------
Address:   18 Sath Ct.
           ------------------------------
           Alameda, CA  94502
           ------------------------------

           ------------------------------
Fax No.:   (510) 814-8730
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Adele H. Deverell Irrevocable Trust
                     -----------------------------------
Signature: /s/ Michael Deverell
           ------------------------------
Address:   28 Edgement Circle
           ------------------------------
           Walnut Creek, CA  94596
           ------------------------------

           ------------------------------
Fax No.:   925-938-6972
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Deverell Family Trust
                     ---------------------
Signature: /s/ Michael Deverell
           ------------------------------
Address:   28 Edgement Circle
           ------------------------------
           Walnut Creek, CA  94596
           ------------------------------

           ------------------------------
Fax No.:   925-938-6972
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder:

Gary Durbin, Trustee of the Gary Durbin and Loretta Durbin Trust
----------------------------------------------------------------

Signature: /s/ Gary Durbin
           ------------------------------
Address:   100 Pershing Dr.
           ------------------------------
           Oakland, CA  94611
           ------------------------------

           ------------------------------
Fax No.:   510-339-7658
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

      IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Nathan Durbin
                     --------------------
Signature: /s/ Nathan Durbin
           ------------------------------
Address:   100 Pershing Dr.
           ------------------------------
           Oakland, CA  94611
           ------------------------------

           ------------------------------
Fax No.:   510-339-3756
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.


Name of Stockholder: Samantha A. Durbin
                     --------------------
Signature: /s/ Samantha A. Durbin
           ------------------------------
Address:   100 Pershing Dr.

           Oakland, CA  94611
           ------------------------------

           ------------------------------
Fax No.:   339-3756
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Tadish C. Durbin
                     --------------------
Signature: /s/ Tadish C. Durbin
           ------------------------------
Address:   85 Glen Av. #8
           ------------------------------
           Oakland, CA  94611
           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.


Name of Stockholder: Patrick Flanigan
                     --------------------
Signature: /s/ Patrick Flanigan
           ------------------------------
Address:   6650 Pineneedle Dr.
           ------------------------------
           Oakland, CA  94611
           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Carol Friedman
                     --------------------
Signature: /s/ Carol Friedman
           ------------------------------
Address:   595 Euclid Ave.
           ------------------------------
           Berkeley, CA 94708
           ------------------------------


           ------------------------------
Fax No.:   510-526-2699


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Umang Gupta
                     --------------------
Signature: /s/ Umang Gupta
           ------------------------------
Address:   523 Harvard Road
           ------------------------------
           San Mateo, CA 94402
           ------------------------------

           ------------------------------
Fax No.:   650-344-2705
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Don Hackett
                     --------------------
Signature: /s/ Don Hackett
           ------------------------------
Address:   12 Sorrel Lane
           ------------------------------
           San Carlos, CA 94070
           ------------------------------

           ------------------------------
Fax No.:   408-383-1875
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Kevin G. Hall Revocable Trust
                     -----------------------------
Signature: /s/ Kevin G. Hall
           ------------------------------
Address:
           ------------------------------

           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: David J. Hanson
                     --------------------
Signature: /s/ David J. Hanson
           ------------------------------
Address:   744 San Simeon Dr.
           ------------------------------
           Concord, CA 94518
           ------------------------------

           ------------------------------
Fax No.:   925-798-0334
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Dianne Helton
                     --------------------
Signature: /s/ Dianne Helton
           ------------------------------
Address:   405 Europa Way
           ------------------------------
           Las Vegas, NV 89128
           ------------------------------

           ------------------------------
Fax No.:   None
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Lavinia Hong
                     --------------------

Signature: /s/ Lavinia Hong
           ------------------------------
Address:   93 Homeglen Lane
           ------------------------------
           Oakland, CA 94611
           ------------------------------

           ------------------------------
Fax No.:   510-339-6093
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: James Hunter
                     --------------------
Signature: /s/ James Hunter
           ------------------------------
Address:   10312 Belfort
           ------------------------------
           Frisco, TX 75035
           ------------------------------

           ------------------------------
Fax No.:   972-361-6101
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.


INFORMATION TECHNOLOGY VENTURES, L.P.,        ITV AFFILIATES FUND, L.P.,
a California limited partnership              a California limited partnership

By: ITV MANAGEMENT, LLC                       By: ITV MANAGEMENT, LLC
    a California limited liability company        a California limited liability
                                                  company

Title: General Partner                        Title:  General Partner

By:    /s/ Mark Dubovoy                       By:     /s/ Mark Dubovoy
       ----------------------------                   --------------------------
       Mark Dubovoy                                   Mark Dubovoy

Title: Principal Member                       Title:  Principal Member


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Eric Kiebler
                     --------------------
Signature: /s/ Eric Kiebler
           ------------------------------
Address:   7725 Skyline Blvd.
           ------------------------------
           Oakland, CA 94611-1159
           ------------------------------

           ------------------------------
Fax No.:   510-339-8270
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.


Name of Stockholder: James C. Kraybill
                     --------------------
Signature: /s/ James C. Kraybill
           ------------------------------
Address:   376 San Jose Ave.
           ------------------------------
           San Francisco, CA 94110
           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Eugene R. Lopez
                     --------------------
Signature: /s/ Eugene R. Lopez
           ------------------------------
Address:
           ------------------------------

           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Susan Macleod
                     --------------------
Signature: /s/ Susan M. Macleod
           ------------------------------
Address:   340 Kent Ave.
           ------------------------------
           Kentfield, CA 94904
           ------------------------------

           ------------------------------
Fax No.:   415-464-1027
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Nancy McCune
                     --------------------
Signature: /s/ Nancy H. McCune
           ------------------------------
Address:   3980 Somerset Ave.
           ------------------------------
           Castro Valley, CA 94546
           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Deepak Natarajan
                     --------------------
Signature: /s/ Deepak Natarajan
           ------------------------------
Address:   11238 Terra Bella Dr.
           ------------------------------
           Cupertino, CA 95014
           ------------------------------

           ------------------------------
Fax No.:   408-996-0110
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Norwest Venture Partners VII, L.P.
                     ----------------------------------
Signature: /s/ Kevin G. Hall
           ------------------------------
Address:
           ------------------------------

           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Teresa O'Keefe
                     --------------------
Signature: /s/ Teresa O'Keefe
           ------------------------------
Address:   2503 Papermill Rd.
           ------------------------------
           Phoenix, MD 21131
           ------------------------------

           ------------------------------
Fax No.:   410-527-0786
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Carrie Pedraza
                     --------------------
Signature: /s/ Carrie Pedraza
           ------------------------------
Address:   17 Palm Avenue
           ------------------------------
           Corte Madera, CA 94925
           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Mark A. Potenzone
                     --------------------
Signature: /s/ Mark A. Potenzone
           ------------------------------
Address:   10342 Champions Way
           ------------------------------
           Laurel, MD 20723
           ------------------------------

           ------------------------------
Fax No.:   301-317-3907
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Jeffrey J. Saenger
                     --------------------
Signature: /s/ Jeffrey J. Saenger
           ------------------------------
Address:
           ------------------------------

           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Jerome E. Stanton
                     --------------------
Signature: /s/ Jerome E. Stanton
           ------------------------------
Address:   1696 Pleasant Hill Road
           ------------------------------
           Pleasant Hill, CA 94523
           ------------------------------

           ------------------------------
Tel No.:   925-933-8678
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Linda Villers
                     --------------------
Signature: /s/ Linda Villers
           ------------------------------
Address:   299 Stilt Court
           ------------------------------
           Foster City, CA 94404
           ------------------------------

           ------------------------------
Fax No.:   510-433-9329
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Deanna Wargowski
                     --------------------
Signature: /s/ Deanna Wargowski
           ------------------------------
Address:   1406 Bernard Way
           ------------------------------
           Martinez, CA 94553
           ------------------------------

           ------------------------------
Fax No.:   925-372-5583
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Murray Warner
                     --------------------
Signature: /s/ Murray Warner
           ------------------------------
Address:
           ------------------------------

           ------------------------------

           ------------------------------
Fax No.:
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Patrick Welsh
                     --------------------
Signature: /s/ Patrick Welsh
           ------------------------------
Address:   2081 Mulberry Lane
           ------------------------------
           Warrington, PA 18976
           ------------------------------

           ------------------------------
Fax No.:   215-918-0583
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

        IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement effective as of the Effective Date.

Name of Stockholder: Jan Wesemann
                     --------------------
Signature: /s/ Jan L. Wesemann
           ------------------------------
Address:   130 Montalvo Rd.
           ------------------------------
           Redwood City, CA 94062
           ------------------------------

           ------------------------------
Fax No.:   650/368-8843
           ------------------------------


          [STOCKHOLDER SIGNATURE PAGE TO SHELF REGISTRATION AGREEMENT]

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Advanced Technology Ventures IV, L.P.                                                    585,777
485 Ramona Street, #200
Palo Alto, CA  94301-1708
-------------------------------------------------------------------------------------------------

Janet Alvies                                                                               1,305
2504 Pinecrest Court
Antioch, CA  94509
-------------------------------------------------------------------------------------------------
Nan Ayers                                                                                     83
2337-9th Street
Berkeley, CA  94710
-------------------------------------------------------------------------------------------------
Baan Investment B.V.                                                                      27,972
Attention:  M. Cornelisson, CFO
Vanenburgalee 13
P.O. Box 231
3880 AE Putten
The Netherlands
-------------------------------------------------------------------------------------------------
Baharak Bavand                                                                             1,213
18 Bret Harte Road
San Rafael, CA  94901
-------------------------------------------------------------------------------------------------
Inga S. Blankmeyer                                                                        50,349
c/o Jon T. Blankmeyer
883 Island Drive, Suite 212
Alameda, CA  94502
-------------------------------------------------------------------------------------------------

Jon T. Blankmeyer                                                                         77,933
883 Island Drive, Suite 212
Alameda, CA  94502
-------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Olivia R. Blankmeyer                                                                      50,349
c/o Jon T. Blankmeyer
883 Island Drive, Suite 212
Alameda, CA  94502
-------------------------------------------------------------------------------------------------
Jon T. Blankmeyer,
Trustee of the Blankmeyer Family Trust
U/D/T dated February 18, 1993                                                            126,713
883 Island Drive Suite 212
Alameda, CA  94502
-------------------------------------------------------------------------------------------------
Brentwood Affiliates Fund, L.P.                                                            5,586
3000 Sand Hill Road
Bldg 1, Suite 260
Menlo Park, CA  94025
-------------------------------------------------------------------------------------------------
Brentwood Associates VIII, L.P.                                                          527,783
3000 Sand Hill Road
Bldg 1, Suite 260
Menlo Park, CA  94025
-------------------------------------------------------------------------------------------------
William Champion                                                                             419
2112 Summer Hollow Lane
Edmond, OK  73013
-------------------------------------------------------------------------------------------------
Philippe J. Chouraki                                                                      36,144
2975 Clay Street
San Francisco, CA  94114
-------------------------------------------------------------------------------------------------
Comdisco, Inc.                                                                            18,441
Attention:  James P. Labe
3000 Sand Hill Road
Building 1, Suite 155
Menlo Park, CA  94025
-------------------------------------------------------------------------------------------------
John Cuellar                                                                               3,356
18 Sath Ct
Alameda, CA  94502
-------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Michael G. Deverell,
Trustee of the
Adele H. Deverell Irrevocable Trust                                                       35,981
28 Edgement Circle
Walnut Creek, CA  94596
-------------------------------------------------------------------------------------------------
Michael G. Deverell,
Trustee of the Deverell Family
Revocable Trust dated September 8, 1996                                                   48,552
28 Edgement Circle
Walnut Creek, CA  94596
-------------------------------------------------------------------------------------------------
David A. Duffield,
Trustee of the
David A. Duffield Trust dated 7/14/88                                                    124,406
c/o PeopleSoft, Inc.
4440 Rosewood Drive, Building 4
Pleasanton, CA  94588
-------------------------------------------------------------------------------------------------
Nathan E. Durbin                                                                          16,783
100 Pershing Drive
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
Samantha A. Durbin                                                                        16,783
100 Pershing Drive
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
Tadish C. Durbin                                                                          19,468
85 Glen Avenue #8
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
Gary Durbin                                                                                  122
100 Pershing Drive
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
Gary Lee Durbin and Loretta Ann Durbin
as Trustees of the
Gary Lee Durbin and
Loretta Ann Durbin Trust                                                                  269,589
100 Pershing Drive
Oakland, CA  94611
-------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Patrick Flanigan                                                                           4,405
6650 Pineneedle Drive
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
Carol Friedman                                                                             5,874
595 Euclid Avenue
Berkeley, CA  94708
-------------------------------------------------------------------------------------------------
Umang Gupta                                                                                1,188
523 Harvard Road
San Mateo, CA  94402
-------------------------------------------------------------------------------------------------
Don Hackett                                                                                1,468
12 Sorrell Lane
San Carlos, CA  94070
-------------------------------------------------------------------------------------------------
Kevin G. Hall,
Trustee of Kevin G. Hall
Revocable Trust                                                                           18,242
245 Lytton Avenue, Suite 250
Palo Alto, CA  94301
-------------------------------------------------------------------------------------------------
David J. Hanson                                                                           36,755
744 San Simeon Drive
Concord, CA  94518
-------------------------------------------------------------------------------------------------
Diane Helton                                                                               8,391
405 Europa Way
Las Vegas, NV  89128
-------------------------------------------------------------------------------------------------
Lavinia Hong                                                                                 419
93 Homeglen Lane
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
James W. Hunter                                                                            1,573
10312 Belfort Drive
Frisco, TX  75034
-------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Information Technology Ventures, L.P.                                                    570,559
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA  94025
-------------------------------------------------------------------------------------------------
ITV Affiliates Fund, L.P.                                                                 15,217
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA  94025
-------------------------------------------------------------------------------------------------
Eric Kiebler                                                                               5,594
7725 Skyline Boulevard
Oakland, CA  94611
-------------------------------------------------------------------------------------------------
James Colby Kraybill                                                                         587
376 San Jose Avenue
San Francisco, CA  94110
-------------------------------------------------------------------------------------------------
Eugene R. Lopez                                                                              839
461-F Cork Harbor Circle
Redwood City, CA
-------------------------------------------------------------------------------------------------
Susan Macleod                                                                                419
340 Kent Avenue
Kentfield, CA  94904
-------------------------------------------------------------------------------------------------
Nancy McCune                                                                                 629
3980 Somerset Avenue
Castro Valley, CA  94546
-------------------------------------------------------------------------------------------------
Deepak Natarajan                                                                          14,615
11238 Terra Della Drive
Cupertino, CA  95014
-------------------------------------------------------------------------------------------------
Norwest Venture Partners VII L.P.                                                        468,229
245 Lytton Avenue, #250
Palo Alto, CA  94301
-------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Teresa O'Keefe                                                                               839
2503 Papermill Road
Phoenix, MD  21131
-------------------------------------------------------------------------------------------------
Carrie Pedraza                                                                               230
17 Palm Avenue
Corte Madera, CA  94925
-------------------------------------------------------------------------------------------------
Michael C. Phillips                                                                        1,949
501 Menlo Oaks Drive
Menlo Park, CA  94025-2347
-------------------------------------------------------------------------------------------------
Platinum Venture Partners II, L.P.                                                        81,215
1815 South Meyers Road
Oakbrook Terrace, IL  60181
-------------------------------------------------------------------------------------------------
Mark A. Potenzone                                                                          1,748
10342 Champions Way
Laurel, MD  20723
-------------------------------------------------------------------------------------------------
Jeffrey Saenger                                                                            9,003
30 Castle Crest Road
Alamo, CA  94507
-------------------------------------------------------------------------------------------------
Jerome E. Stanton                                                                         63,165
1696 Pleasant Hill Road
Pleasant Hill, CA  94523
-------------------------------------------------------------------------------------------------
Linda Villers                                                                              1,165
299 Stilt Court
Foster City, CA  94404
-------------------------------------------------------------------------------------------------
Deanna Wargowski                                                                           4,731
1406 Bernard Way
Martinez, CA  94553
-------------------------------------------------------------------------------------------------
Murray Warner                                                                                 41
790 Gardiner Beach Road
Sequim, WA  98382
-------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                              LIST OF STOCKHOLDERS

-------------------------------------------------------------------------------------------------
Name and Address                                                              Number of Shares of
                                                                              Concur Common Stock
                                                                                       Held
-------------------------------------------------------------------------------------------------
Patrick Welsh                                                                                419
2081 Mulberry Lane
Warrington, PA  18976
-------------------------------------------------------------------------------------------------
Jan Wesemann                                                                              45,314
130 Montalvo Road
Redwood City, CA  94062
-------------------------------------------------------------------------------------------------